                                                                Exhibit 10(b)



                                 CML GROUP, INC.
                        AND ITS UNDERSIGNED SUBSIDIARIES
                                 524 Main Street
                           Acton, Massachusetts 01720


                                                   Dated as of December 10, 1996


The First National Bank of Boston
BankAmerica Business Credit, Inc.
c/o The First National Bank of Boston,
     as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

         Re: Amendment No. 2 to Credit Agreement and Consent

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of April 17, 1996 (as amended by a letter agreement dated as of June 5, 1996 and by an Amendment No. 1 to Credit Agreement, Consent and Waiver dated as of October 15, 1996, the "Credit Agreement"), among (i) CML Group, Inc. ("CML"), (ii) NordicTrack, Inc., Nordic Advantage, Inc., Smith & Hawken, Ltd. and Biscuit Factory Publications Incorporated (d/b/a Hear Music), (iii) The First National Bank of Boston ("Bank of Boston") and BankAmerica Business Credit, Inc. ("BankAmerica") (each a "Lender" and collectively, the "Lenders") and (iv) Bank of Boston, as administrative, collateral and documentation agent for the Lenders (the "Administrative Agent") and as Issuing Bank. Capitalized terms used and not otherwise defined in this letter agreement (this "Amendment Agreement") shall have the meanings assigned to such terms in the Credit Agreement.

         We have requested the undersigned Lenders to consent to certain amendments to the Monogram Credit Card Program Agreement.

         In addition, we have requested the undersigned Lenders to amend the Credit Agreement to permit NordicTrack to enter into a new credit card program with General Electric Capital Corporation.

         The undersigned Lenders and the Administrative Agent have advised us that they are prepared to so amend the Credit Agreement and to grant the requested consents on the terms, subject to the conditions and in reliance on our representations contained herein.

         Accordingly, CML, the Borrowers and the Lenders hereby agree as follows:

         SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as set forth below.

                  (a) Definitions. Section 1.1 of the Credit Agreement is amended as follows:

                           (i) the definition of "Eligible Accounts Receivable"
                  set forth in such section is amended by restating clause
                  (xiii) thereof to read as follows:

                                    (xiii) that are not receivables arising
                           under any Private Label Credit Card Program or any other credit card receivables;

                           (ii) the definition of "Private Label Credit Card
                  Programs" set forth in such section is amended by inserting after the words "The Monogram Credit Card Program", the words ", the GE Capital Credit Card Program"; and

                           (iii) the following new definitions are inserted in
                  the appropriate alphabetical sequence in such section:

                                    GE Capital Credit Card Program. The credit
                           card program made available to customers of NordicTrack in accordance with the GE Capital Credit Card Program Agreement.

                                    GE Credit Card Program Agreement. The
                           Account Purchase and Consumer Credit Card Program Agreement, dated as of December 10, 1996, among General Electric Capital Corporation and NordicTrack.

                  (b) Private Label Credit Card Program. Section 9.19 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (a) in the first sentence thereof and substituting in place thereof a comma and (ii) inserting before the period at the end of clause (b) thereof, the following: "and (c) has a Credit Review Point (as such term is defined in the Monogram Credit Card Program Agreement) of not less than $120,000,000".

                  (c) Restrictions on Indebtedness. Section 10.1(k) of the Credit Agreement is amended by deleting such paragraph in its entirety and substituting in place thereof a new paragraph (k) as follows:

                           (k) Indebtedness of NordicTrack under the Monogram
                  Credit Card Program and the GE Credit Card Program.

                  (d) Restrictions on Liens. Section 10.2 of the Credit Agreement is amended by (i) deleting the word "and" at the end of paragraph (i) thereof, (ii) deleting the period at the end of paragraph
         (j) thereof and substituting in place thereof the word "; and"; and
         (iii) inserting a new paragraph (k) as follows:

                           (k) liens on assets of NordicTrack granted in
                  accordance with the Monogram Credit Card Program and the GE Capital Credit Card Program.

                  (e) Disposition of Assets. Section 10.5.2 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (b) thereof, and (ii) deleting the period at the end of clause
         (c) thereof and substituting in place thereof the following: "and (d) the sale of accounts receivable of NordicTrack to General Electric Capital Corporation in accordance with the GE Capital Credit Card Program Agreement."

                  (f) Private Label Credit Card Programs. Section 10.14 of the Credit Agreement is amended and restated in its entirety as follows:

                           10.14. PRIVATE LABEL CREDIT CARD PROGRAMS. Neither
                  CML nor NordicTrack will amend, supplement or otherwise modify any terms or provisions of any Private Label Credit Card Program without the prior written consent of the Administrative Agent. Without limitation of the foregoing, neither CML nor NordicTrack will (a) increase the Credit Review Point (as such term is defined in the Monogram Credit Card Program Agreement) above $123,000,000 without the prior written consent of the Administrative Agent or (b) increase the Credit Review Point (as such term is defined in the GE Capital Credit Card Program Agreement) above $20,000,000 without the prior written consent of the Administrative Agent. CML and NordicTrack will promptly notify the Administrative Agent of the termination of the GE Capital Credit Card Program and of the termination of the Intercreditor Agreement dated as of December 10, 1996 among General Electric Capital Corporation, the Banks and the Administrative Agent.

         SECTION 2. Consent and Direction. The Administrative Agent hereby consents to NordicTrack entering into the Second Amendment to Consumer Credit Card Program Agreement in the form delivered to the Administrative

Agent on or prior to the date hereof (the "Monogram Amendment"). The Lenders hereby direct the Administrative Agent to enter into an Intercreditor Agreement with General Electric Capital Corporation (the "Intercreditor Agreement") provided that such Intercreditor Agreement is in form and substance satisfactory to the Administrative Agent.

         SECTION 3. Conditions. The effectiveness of Sections 1 and 2 above is subject to satisfaction of the following conditions precedent:

                  (a) This Amendment Agreement shall have been duly authorized, executed and delivered to the Administrative Agent by CML, the Borrowers, the Lenders and the Administrative Agent.

                  (b) The Monogram Amendment shall have been duly authorized, executed and delivered by the parties thereto, a copy thereof shall have been delivered to the Administrative Agent by NordicTrack and such amendment shall be in form and substance satisfactory to the Administrative Agent.

                  (c) The GE Capital Credit Card Program Agreement shall have been duly authorized, executed and delivered by the parties thereto, a copy thereof shall have been delivered to the Administrative Agent by NordicTrack and such agreement shall be in form and substance satisfactory to the Administrative Agent.

                  (d) The Intercreditor Agreement shall have been duly authorized, executed and delivered by the parties thereto, a copy thereof shall have been delivered to the Administrative Agent by NordicTrack and such agreement shall be in form and substance satisfactory to the Administrative Agent.

                  (e) All representations and warranties of CML and the Borrowers contained in Section 4 of this Amendment Agreement shall be true and correct.

         SECTION 4. Representations and Warranties. Each of the Borrowers and CML hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, as follows:

                  (a) This Amendment Agreement has been duly executed and delivered by each of the Borrowers and CML. The execution and delivery by each of the Borrowers and CML of this Amendment Agreement and the performance by each of the Borrowers and CML of this Amendment Agreement and the Loan Documents, as amended hereby (collectively, the "Amendment Documents"), have been duly authorized by proper corporate proceedings by such Person, and each Amendment Document to which any of the Borrowers and CML is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms of such Amendment Document.

                  (b) The execution, delivery and performance of this Amendment Agreement by each of the Borrowers and CML (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which CML, any of the Borrowers, or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to CML, any of the Borrowers, or any of their Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, CML, any of the Borrowers, or any of their Subsidiaries.

                  (c) Each of the representations and warranties of any of CML, the Borrowers and their Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true as of the date as of which they were made and are true as of the date of this Amendment Agreement, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and except to the extent that such representation and warranties relate expressly to any earlier date.

                  (d) The Monogram Credit Card Program Agreement, as amended by the Monogram Amendment, is in full force and effect and no default or event of default is continuing thereunder.

                  (e) No Default or Event of Default is continuing under the Credit Agreement.

         SECTION 5. Continued Validity of Loan Documents. Except for the amendments of the Credit Agreement pursuant to Section 1 hereof and the consent and direction granted pursuant to Section 2 hereof, this Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. The Lenders shall not have any obligation to grant any further consent with respect to the subject matter of the consent granted herein or any other consents.

         SECTION 6. Legal Fees. Each of the Borrowers and CML confirms and agrees that it shall pay or reimburse the Administrative Agent for all legal fees and disbursements of legal counsel for the Administrative Agent in connection with this Amendment Agreement, the transactions contemplated hereby, and the financing arrangements governed by the Credit Agreement.

         SECTION 7. Loan Documents. From and after the date hereof, this Amendment Agreement shall be deemed a Loan Document for all purposes of the Credit Agreement, and each reference to Loan Documents in the Credit Agreement shall be deemed to include this Amendment Agreement.

         SECTION 8. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 9. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                    Very truly yours,

                                    CML GROUP, INC.


                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President - Finance

                                    NORDICTRACK, INC.
                                    NORDIC ADVANTAGE, INC.
                                    SMITH & HAWKEN, LTD.
                                    BISCUIT FACTORY PUBLICATIONS
                                      INCORPORATED (d/b/a HEAR MUSIC)


                                    By: /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President


Agreed to and Accepted By:

THE FIRST NATIONAL BANK
    OF BOSTON, individually and as
    Administrative Agent, Co-Agent and Issuing Bank


By: /s/ Brent E. Shay
    -----------------------------------
    Brent E. Shay, Director

BANKAMERICA BUSINESS CREDIT, INC.,
    individually and as Co-Agent


By: /s/ Ira A. Mermelstein
    -----------------------------------
    Ira A. Mermelstein, Vice President

                  CONSENT OF GUARANTORS AND FOREIGN GUARANTORS


         Each of the undersigned hereby acknowledges and consents to the foregoing Amendment No. 2 to Credit Agreement and Consent, dated as of December 10, 1996 and agrees that the Guaranty, dated as of April 17, 1996, executed by such Person in favor of the Administrative Agent and the Lenders or, as the case may be, the Foreign Guaranty, dated in April 1996, executed by such Person in favor of the Administrative Agent and the Lenders, and all of the other Loan Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.



                                    OCR, INC.
                                    OBW, INC.
                                    WFH GROUP, INC.
                                    CML INTERNATIONAL (FSC), LTD.
                                    THE NATURE COMPANY LIMITED
                                    NORDICTRACK (U.K.) LTD.
                                    NORDIC ADVANTAGE OF ONTARIO, INC.
                                    OTNC, INC.



                                    By: /s/ Glenn E. Davis
                                        ------------------------------
                                        Glenn E. Davis, Vice President


                                    NORDICTRACK GmbH



                                    By: /s/ Glenn E. Davis
                                        ------------------------------
                                        Title: Vice President